EXHIBIT 23.11

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 1999 with respect to the financial statements of ZoomNet, Inc. included in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                                /s/ Ernst & Young LLP

Columbus, Ohio
January 31, 2000